Dreyfus BASIC Money Market
      Fund, Inc.
      ANNUAL REPORT February 28, 2002


The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            16   Report of Independent Auditors

                            17   Board Members Information

                            19   Officers of the Fund

                                 FOR MORE INFORMATION
--------------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                                         Dreyfus BASIC  Money Market Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus BASIC Money Market Fund, Inc., covering the 12-month period from March 1, 2001 through February 28, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Thomas S. Riordan.

Money market funds generally posted higher returns than stocks during a reporting period in which terrorists attacked the United States, corporations came under fire for accounting irregularities, Argentina defaulted on its sovereign debt and one of America's longest periods of economic expansion came to an end. However, money market yields declined sharply as the Federal Reserve Board' s interest-rate reductions drove short-term rates to their lowest levels in 40 years.

In addition, the importance of diversification was underscored by the longer term bond market' s strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With money market yields currently at historically low levels, further substantial declines seem unlikely. Indeed, signs of economic recovery have emerged and the equity market has recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2002




DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus BASIC Money Market Fund, Inc. perform during the period?

For the 12-month period ended February 28, 2002, the fund produced a yield of 3.49% and, taking into account the effects of compounding, an effective yield of 3.55%.(1)

What is the fund's investment approach?

When managing the fund, we closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Federal Reserve Board (the "Fed" ) in our decisions as to how to structure the fund. Based upon our economic outlook, we actively manage the fund's average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates. The fund invests in a broad range of high quality, short-term debt securities, including U.S. government securities, short-term bank obligations, U.S. dollar-denominated foreign and domestic commercial paper, repurchase agreements, asset-backed securities and U.S. dollar-denominated obligations of foreign governments. Normally, the fund invests at least 25% of its net assets in bank obligations and seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

What other factors influenced the fund's performance?

When the reporting period began on March 1, 2001, the Fed had already reduced short-term interest rates in response to a weakening economy. As retail sales declined and manufacturing activity softened, the Fed continued to reduce interest rates during the reporting period with a 50 basis-point reduction in March.

According to the National Bureau of Economic Research, the U.S. entered its first recession in 10 years just as the second quarter of 2001 began. The Fed, in turn, reduced short-term interest rates by 125 basis The Fun

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

points through April and June. Yet, capital spending and manufacturing activity remained weak, and the U.S. economy grew at a meager 0.30% annualized growth rate in the second quarter.

Interest rates held steady in July, and some economists began to detect signs of economic improvement. Inventories returned closer to normal levels, energy prices moderated and consumer spending remained relatively strong. Nonetheless, at its August meeting the Fed reduced interest rates another 25 basis points, citing reduced capital spending, weak consumption and slower overseas growth.

Then, on September 11 disaster struck. Terrorist attacks on the U.S. worsened an already weak economy as consumer spending plunged. The Fed acted quickly, cutting interest rates another 50 basis points on September 17 and injecting approximately $50 billion into the economy. Nonetheless, U.S. Gross Domestic Product ("GDP") growth rate contracted 1.30% in the third quarter, the economy's worst performance in a decade.

The Fed followed up in the fourth quarter by cutting rates another 50 basis points each in October and November, citing heightened uncertainty and concerns about the deterioration in business conditions both in the U.S. and abroad. This was followed by a 25 basis-point cut at its December meeting, despite early signs that the rate of economic deterioration had slowed.

Buoyed by the economy' s apparent gains, the Fed held the federal funds rate steady at its January 2002 meeting. At the same time, however, the Fed released a statement saying that the risks remained slanted toward economic weakness. As positive economic data accumulated in February -- including reports of increased manufacturing activity and strong consumer spending -- many analysts expected that the Fed would soon move to a more neutral stance to reflect the likelihood that the recession was over.

What is the fund's current strategy?

A significant effect of the Fed's interest-rate reductions during the reporting period was lower yields on money market securities. In this environment, we continued to maintain the fund' s long weighted average maturity in order to maintain higher yields for as long as we deemed practical. However, the fund's weighted average maturity has gradually moved closer to the neutral range as interest rates have fallen and competitive yields have been more difficult to find in longer dated money market securities.

As of February 28, consumer confidence has improved, retail sales have picked up and fewer workers have submitted jobless claims. In light of recent data and the economy' s unexpected gains during the fourth quarter of 2001, we currently believe that an economic recovery is underway and the Fed has ended its cycle of interest-rate reductions. However, we also believe that it could be quite some time before we see sufficient economic growth for the Fed to adopt a higher interest-rate policy. As always, we are monitoring the economy closely, and we may look to change our strategies as economic and market conditions develop.

March 15, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                        The Fund

STATEMENT OF INVESTMENTS

February 28, 2002

STATEMENT OF INVESTMENTS

                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--40.0%                                                Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

American Express Centurion Bank

   1.80%, 5/9/2002                                                                           50,000,000  (a)          50,000,000

Barclays Bank PLC (London)

   2.00%, 9/6/2002                                                                           25,000,000               25,205,682

Bayerische Hypo-und Vereinsbank AG (Yankee)

   1.90%, 7/19/2002                                                                          42,000,000               42,000,000

Canadian Imperial Bank of Commerce (Yankee)

   1.81%, 6/26/2002                                                                          75,000,000  (a)          74,995,236

Commerzbank AG (Yankee)

   1.83%, 6/28/2002                                                                          50,000,000  (a)          49,996,770

Credit Agricole Indosuez S.A. (Yankee)

   1.95%--2.00%, 8/30/2002--9/4/2002                                                         85,000,000               85,001,621

Deutsche Bank AG (London)

   2.80%, 7/12/2002                                                                          50,000,000               50,223,441

Deutsche Bank AG (Yankee)

   3.70%, 10/4/2002                                                                          25,000,000               24,998,552

National City Bank

   1.79%, 3/19/2002                                                                          85,000,000  (a)          84,998,766

Toronto-Dominion Bank (Yankee)

   1.89%, 12/17/2002                                                                         75,000,000               75,263,560

Union Bank of California N.A.

   2.25%, 4/8/2002                                                                           63,000,000               63,000,000

Wells Fargo Bank N.A.

   1.82%, 10/18/2002                                                                         30,000,000  (a)          30,000,000

Westdeutsche Landesbank Girozentrale (London)

   4.24%, 5/17/2002                                                                          25,000,000               25,000,000

Westdeutsche Landesbank Girozentrale (Yankee)

   3.80%, 7/25/2002                                                                          20,000,000               20,000,000

Wilmington Trust Co., DE

   2.75%, 3/11/2002                                                                          25,000,000               25,004,644

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $725,688,272)                                                                                               725,688,272
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--20.2%
-----------------------------------------------------------------------------------------------------------------------------------

American Home Products Corp.

   1.81%--1.86%, 3/25/2002--3/28/2002                                                        81,975,000               81,870,635

Amstel Funding Corp.

   1.97%--1.99%, 5/29/2002--8/13/2002                                                        81,000,000               80,402,146


                                                                                              Principal

COMMERCIAL PAPER (CONTINUED)                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

General Electric Capital Corp.

   1.92%, 8/5/2002                                                                           80,000,000               79,337,111

General Electric Capital Services Inc.

   1.95%, 8/26/2002                                                                          45,000,000               44,570,575

K2 (USA) LLC

   2.04%, 5/22/2002                                                                          25,000,000               24,884,972

Lehman Brothers Holdings Inc.

   2.31%, 4/19/2002                                                                          30,000,000               29,906,900

Sanpaolo IMI US Financial Co.

   1.82%, 7/11/2002                                                                          25,000,000               24,835,000

TOTAL COMMERCIAL PAPER

   (cost $365,807,339)                                                                                               365,807,339
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--25.4%
------------------------------------------------------------------------------------------------------------------------------------

Beta Finance Inc.

   1.85%--4.16%, 5/24/2002--6/17/2002                                                        75,000,000  (a)          75,000,000

CC (USA) Inc.

   1.85%, 6/3/2002--6/5/2002                                                                 60,000,000  (a)          60,000,000

Credit Suisse First Boston Inc.

   1.97%, 5/30/2002                                                                          15,000,000  (a)          15,008,840

K2 (USA) LLC

   1.84%--3.77%, 8/7/2002--9/20/2002                                                         60,000,000  (a)          60,000,000

Lehman Brothers Holdings Inc.

   2.44%, 12/27/2002                                                                         14,600,000               15,087,789

Links Finance LLC

   2.40%, 11/26/2002                                                                         17,000,000               17,000,000

Merrill Lynch & Co. Inc.

   1.81%--4.27%, 5/2/2002--3/6/2003                                                          85,000,000  (a)          85,274,769

Paradigm Funding LLC

   1.80%--1.83%, 10/29/2002--11/4/2002                                                       80,000,000  (a)          80,000,000

Philip Morris Cos. Inc.

   2.60%, 8/15/2002                                                                          15,800,000               16,119,640

Salomon Smith Barney Holdings Inc.

   1.85%, 1/24/2003                                                                          12,000,000  (a)          12,026,472

Sigma Finance Inc.

   2.50%, 11/15/2002                                                                         25,000,000               24,913,925

TOTAL CORPORATE NOTES

   (cost $460,431,435)                                                                                               460,431,435

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
PROMISSORY NOTES--5.0%                                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  2.25%--3.32%, 6/7/2002--10/25/2002

   (cost $90,000,000)                                                                        90,000,000  (b)          90,000,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--4.1%
------------------------------------------------------------------------------------------------------------------------------------

Bank One N.A.

   1.85%, 4/17/2002                                                                          25,000,000  (a)          25,007,597

Bayerische Hypo-und Vereinsbank AG

   1.82%, 11/5/2002                                                                          50,000,000  (a)          49,996,589

TOTAL SHORT-TERM BANK NOTES

   (cost $75,004,186)                                                                                                 75,004,186
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--2.3%
------------------------------------------------------------------------------------------------------------------------------------

Federal National Mortgage Association

  2.53%, 3/7/2002

   (cost $42,110,447)                                                                        42,128,000               42,110,447
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--2.8%
------------------------------------------------------------------------------------------------------------------------------------

State Street Bank & Trust Co. (Grand Cayman)

  1.81%, 3/1/2002

   (cost $50,104,000)                                                                        50,104,000               50,104,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,809,145,679)                                                            99.8%           1,809,145,679

CASH AND RECEIVABLES (NET)                                                                           .2%               3,293,175

NET ASSETS                                                                                        100.0%           1,812,438,854

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B) THESE NOTES WERE ACQUIRED FOR INVESTMENT, AND NOT WITH THE INTENT TO
DISTRIBUTE OR SELL. SECURITIES RESTRICTED AS TO PUBLIC RESALE. THESE SECURITIES
WERE ACQUIRED BETWEEN 9/11/2001 AND 1/29/2002 AT A COST OF $90,000,000. AT
FEBRUARY 28, 2002, THE AGGREGATE VALUE OF THESE SECURITIES WAS $90,000,000
REPRESENTING 5.0% OF NET ASSETS AND ARE VALUED AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002

                                                              Cost         Value

--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of

Investments                                        1,809,145,679  1,809,145,679

Interest receivable                                                  11,191,076

Prepaid expenses                                                         22,295

                                                                  1,820,359,050

--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           514,533

Cash overdraft due to Custodian                                       7,276,328

Accrued expenses                                                        129,335

                                                                      7,920,196

--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,812,438,854
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,812,500,883

Accumulated net realized gain (loss) on investments                     (62,029)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,812,438,854
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(3 billion shares of $.001 par value Common Stock authorized)     1,812,500,883

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Year Ended February 28, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     71,860,654

EXPENSES:

Management fee--Note 2(a)                                            9,098,492

Shareholder servicing costs--Note 2(b)                               1,737,471

Directors' fees and expenses--Note 2(c)                                144,430

Custodian fees                                                         119,313

Professional fees                                                       45,499

Registration fees                                                       40,808

Prospectus and shareholders' reports                                    30,949

Miscellaneous                                                           18,999

TOTAL EXPENSES                                                      11,235,961

Less--reduction in management fee due to
  undertaking--Note 2(a)                                            (3,047,319)

NET EXPENSES                                                         8,188,642

INVESTMENT INCOME--NET                                              63,672,012
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                 364,189

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                64,036,201

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended February 28,
                                           -------------------------------------

                                                     2002               2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         63,672,012        110,102,536

Net realized gain (loss) on investments           364,189            149,937

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   64,036,201        110,252,473
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (63,672,012)      (110,102,536)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               1,364,924,240      1,437,033,955

Dividends reinvested                           60,300,673        104,212,520

Cost of shares redeemed                    (1,468,084,918)    (1,600,079,653)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (42,860,005)       (58,833,178)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (42,495,816)       (58,683,241)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,854,934,670      1,913,617,911

END OF PERIOD                               1,812,438,854      1,854,934,670

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                   Fiscal Year Ended February,
                                                     -------------------------------------------------------------------------------

                                                         2002             2001             2000              1999            1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                   1.00             1.00             1.00              1.00            1.00

Investment Operations:

Investment income--net                                   .035             .061             .050              .051            .053

Distributions:

Dividends from investment

   income--net                                          (.035)           (.061)           (.050)            (.051)          (.053)

Net asset value, end of period                           1.00             1.00             1.00              1.00            1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                         3.54             6.23             5.10              5.19            5.38
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                     .45              .45              .45               .45             .45

Ratio of net investment income
   to average net assets                                 3.50             6.06             4.98              5.08            5.28

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                .17              .17              .15               .13             .24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                      1,812,439        1,854,935        1,913,618         1,837,664       1,724,971

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N. A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $28,184 during the period ended February 28, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At February 28, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended February 28, 2002 and February 28, 2001, respectively, were all ordinary income.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to February 28, 2002. If not applied, $51,814 of the carryover expires in fiscal 2006, and $10,215 expires in fiscal 2007.

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the man agement fee paid by the fund, to the extent that if the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $3,047,319 during the period ended February 28, 2002.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2002, the fund was charged $1,227,748 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2002, the fund was charged $294,436 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus BASIC Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC Money Market Fund, Inc., including the statement of investments, as of February 28, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Money Market Fund, Inc. at February 28, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York

April 2, 2002



BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board of various funds in the Dreyfus Family of Funds

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association

* Plan Vista Corporation (formerly HealthPlan Services Corporation), a provider of marketing, administrative and risk management services to health and other benefit programs

* Carlyle Industries, Inc., button packager and distributor

* Century Business Services, Inc., a provider of various outsourcing functions for small and medium size companies

* The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants

* QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

David W. Burke (65)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                              --------------

Diane Dunst (62)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Huntting House Antiques

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 12

                              --------------

Rosalind Gersten Jacobs (76)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                                                                        The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Jay I. Meltzer (73)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician, Internist and Specialist in Clinical Hypertension

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Clinical Professor of Medicine at Columbia University and College of Physicians and Surgeons

* Adjunct Clinical Professor of Medicine at Cornell Medical College

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 12

                              --------------

Daniel Rose (71)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates Inc.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Director and Vice Chairman of Baltic-American Enterprise Fund

* President of Harlem Educational Activities Fund

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Warren B. Rudman (71)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner in the law firm of Paul, Weiss, Rifkind, Wharton & Garrison

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Serves as a director of Collins & Aikman Corporation, Chubb Corporation, Allied Waste Corporation, Boston Scientific and the Raytheon Company

* Serves as a member of the Senior Advisory Board of the Kennedy School of Government

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                              --------------

Sander Vanocur (73)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Old Owl Communications.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 55 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 28 portfolios) managed by the Manager. He is 38 years old, and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 35 investment companies (comprised of 76 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                                        The Fund

NOTES

                                                           For More Information

                        Dreyfus BASIC Money Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                         New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  123AR0202